                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 9, 1999


                        Commission file number 0-25916

                        YES! ENTERTAINMENT CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                     0-25916                94-3165290
        --------                     -------                ----------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization)       file number)        Identification No.)

 3875 Hopyard Road, Suite 375
     Pleasanton, California                                    94588
     ----------------------                                    -----
(Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code: (925) 847-9444


Item 2. Bankruptcy or Receivership

        On February 9, 1999 (the "Petition Date"), YES! Entertainment Corporation, a Delaware corporation (the "Registrant"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. As of that date the United States Bankruptcy Court for the district of Delaware assumed jurisdiction over the property of Registrant's Chapter 11 bankruptcy estate. Since the Petition Date, Registrant has been acting as debtor-in-possession on behalf of the bankruptcy estate, and is authorized as such to operate the business in the ordinary course of business.

                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 29, 1999                   YES! Entertainment Corporation
                                                (Registrant)


                                       By   /s/ Mark Shepherd
                                           ---------------------------
                                           Mark Shepherd
                                           President and Chief Executive Officer


                                      1.